UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2002
_______________

Bullet Environmental Technologies, Inc.

Delaware	1-15165	98-0208402

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300-1075 West Georgia Street Vancouver, British Columbia, Canada V6E 3C9

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (604) 684-4691

Item 7.         Financial Statements and Exhibits

(c)     Exhibits:

1.       Press Release of the Company dated May 29, 2002

Item 9.         Regulation FD Disclosure

On May 29, 2002, the Company announced the acquisition of ComCam International, Inc., of West Chester, Pennsylvania in a stock-for-stock transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Bullet Environmental Technologies Inc.

Date: May 30, 2002	By: /s/ Ross Wilmot

Ross Wilmot
President

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press release issued May 29, 2002